Bank Premises and Equipment	12 Months Ended
Dec. 31, 2016
Bank Premises and Equipment [Abstract]
Bank Premises and Equipment
(5) Bank Premises and Equipment

A summary of premises and equipment at December 31, 2016 and 2015 follows:

(dollars in thousands)
	2016	2015
Land	$2,308	2,413
Buildings	33,617	33,050
Furniture, fixtures and equipment	49,503	48,819
Leasehold improvements	29,695	29,389
Total bank premises and equipment	115,123	113,670
Accumulated depreciation and amortization	(79,657)	(76,026)
Total	$35,466	37,643

Depreciation and amortization expense was approximately $4.0 million, $4.6 million, and $4.8 million for the years 2016, 2015, and 2014, respectively. Occupancy expense of the Bank’s premises included rental expense of $7.6 million in 2016, $7.5 million in 2015, and $7.3 million in 2014.